EXHIBIT 10-32












                              AMENDMENT NO. 4

                                    TO

             THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN

                                    OF

                 NEW YORK STATE ELECTRIC & GAS CORPORATION

                              AMENDMENT NO. 4

                                    TO

             THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN

                                    OF

                 NEW YORK STATE ELECTRIC & GAS CORPORATION



The Annual Executive Incentive Compensation Plan of New York
State Electric & Gas Corporation (the "Plan") is hereby amended, effective as of January 1, 1995, as follows:

1. Article III of the Plan is hereby amended by listing the following as participants in Group III: "Vice Presidents and Controller"